Exhibit 10.5

GUARANTY AGREEMENT

This GUARANTY AGREEMENT is dated and effective as of June 1, 2021 (this “Guaranty”), and is made, jointly and severally, by LifeMD PR, LLC, a limited liability company organized and existing under the laws of Puerto Rico, and LegalSimpli Software, LLC, a limited liability company organized and existing under the laws of Puerto Rico (each, a “Guarantor” and together, the “Guarantors”), in favor of each of the Buyers (as defined below).

WHEREAS, pursuant to a Securities Purchase Agreement dated as of June 1, 2021 (the “Purchase Agreement”) by and between LifeMD, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Company”), and each Buyer identified on the signature pages thereto (each, including its successors and assigns, a “Buyer” and collectively, the “Buyers”), the Company has agreed to issue to the Buyers and the Buyers have agreed to purchase from Company certain senior secured redeemable debentures (the “Debentures”), as more specifically set forth in the Purchase Agreement; and

WHEREAS, in order to induce the Buyers to purchase the Debentures, and with full knowledge that Buyers would not purchase the Debentures without this Guaranty, each Guarantor has agreed to execute and deliver this Guaranty to Buyers, for the benefit of Buyers, and to grant a security interest in all of the assets and property of such Guarantor to secure the prompt payment, performance and discharge in full of all of Company’s obligations under the Purchase Agreement, the Debentures and the other Transaction Documents; and

WHEREAS, each Guarantor is a subsidiary of the Company will significantly benefit from each Buyer’s purchase of a Debenture from the Company; and

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties each intending to be legally bound, hereby do agree as follows:

1. OBLIGATIONS GUARANTEED

Each Guarantor hereby, jointly and severally, guarantees and becomes surety to each Buyer for the full, prompt and unconditional payment and performance of the Obligations, when and as the same shall become due, whether at the stated maturity date, by acceleration or otherwise, and the full, prompt and unconditional performance of each term and condition to be performed by Company under the Debentures and the other Transaction Documents. This Guaranty is a primary obligation of each Guarantor and shall be a continuing inexhaustible Guaranty. This is a guaranty of payment and not of collection. Each Buyer may require a Guarantor to pay and perform its liabilities and obligations under this Guaranty and may proceed immediately against such Guarantor without being required to bring any proceeding or take any action against Company or any other Person prior thereto; the liability of each Guarantor hereunder being independent of and separate from the liability of Company, any other guarantor, any other Person, and the availability of other collateral security for the Debentures and the other Transaction Documents.

2. DEFINITIONS

All capitalized terms used in this Guaranty that are defined in the Purchase Agreement shall have the meanings assigned to them in the Purchase Agreement, unless the context of this Guaranty requires otherwise.

3. REPRESENTATIONS AND WARRANTIES. Each Guarantor represents and warrants to each Buyer as follows:

3.1. Organization, Powers. The Guarantors: (i) are each limited liability companies organized and existing under the laws of Puerto Rico; (ii) have the power and authority to own their properties and assets and to carry on their business as now being conducted and as now contemplated; and (iii) have the power and authority to execute, deliver and perform (and the officer or manager executing this Guaranty on behalf of each of the Guarantors has been duly authorized to so act and execute this Guaranty on behalf of the Guarantors), and by all necessary action has authorized the execution, delivery and performance of, all of its obligations under this Guaranty and any other Transaction Documents to which it is a party.

3.2. Execution of Guaranty. This Guaranty, and each other Transaction Document to which the Guarantors are a party, have been duly executed and delivered by the Guarantors. Execution, delivery and performance of this Guaranty and each other Transaction Document to which the Guarantors are a party will not: (i) violate any provision of any law, rule or regulation, any judgment, order, writ, decree or other instrument of any governmental authority, or any provision of any contract or other instrument to which the Guarantors are a party or by which the Guarantors or any of their properties or assets are bound; (ii) result in the creation or imposition of any lien, claim or encumbrance of any nature, other than the liens created by the Transaction Documents; and (iii) require any consent from, exemption of, or filing or registration with, any governmental authority or any other Person, other than any filings in connection with the liens created by the Transaction Documents.

3.3. Obligations of Guarantors. This Guaranty and each other Transaction Document to which the Guarantors are a party are the legal, valid and binding obligations of the Guarantors, enforceable against the Guarantors in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors’ rights generally or by equitable principles which may affect the availability of specific performance and other equitable remedies. The purchase of a Debenture by each Buyer and the assumption by the Guarantors of their obligations hereunder and under any other Transaction Document to which the Guarantors are a party will result in material benefits to Guarantor. This Guaranty was entered into by the Guarantors for commercial purposes.

3.4. Litigation. Except as otherwise disclosed in the Public Documents, there is no demand, claim, suit, action, litigation, investigation, audit, study, arbitration, administrative hearing, or any other proceeding of any nature whatsoever at law or in equity or by or before any governmental authority now pending or, to the knowledge of the Guarantors, threatened, against or affecting the Guarantors or any of their properties, assets or rights which, if adversely determined, would materially impair or affect: (i) the value of any collateral securing the Obligations; (ii) the Guarantors’ right to carry on its business substantially as now conducted (and as now contemplated); (iii) the Guarantors’ financial condition; or (iv) the Guarantors’ capacity to consummate and perform its obligations under this Guaranty or any other Transaction Document to which the Guarantors are a party.

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3.5. No Defaults. The Guarantors are not in default beyond the expiration of any applicable grace or cure periods, in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained herein or in any material contract or other instrument to which each Guarantor is a party or by which each Guarantor or any of its material properties or assets are bound.

3.6. No Untrue Statements. To the knowledge of each Guarantor, no Transaction Document or other document, certificate or statement furnished to Buyers by or on behalf of Company or each Guarantor contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading. Each Guarantor acknowledges that all such statements, representations and warranties shall be deemed to have been relied upon by Buyers as an inducement to purchase the Debentures.

4. NO LIMITATION OF LIABILITY

4.1. Upon the occurrence and during the continuance of any Event of Default, the Requisite Holders may enforce this Guaranty independently of any other remedy, guaranty or security Buyers may have or hold in connection with the Obligations. Each Guarantor expressly waives any right to require Buyers to proceed against Company or any other guarantor of the Obligations or any collateral provided by any Person and agrees that Requisite Holders may proceed against any obligor (including any Guarantor) and/or the collateral in such order as the Requisite Holders shall determine in its sole and absolute discretion. The Requisite Holders may file a separate action or actions against any Guarantor, whether action is brought or prosecuted with respect to any security or against any other Person, or whether any other Person is joined in any such action or actions. Each Guarantor agrees that the Buyers and Company may deal with each other in connection with the Obligations or otherwise, or alter any contracts or agreements now or hereafter existing between them, in any manner whatsoever, all without in any way altering or affecting the security of this Guaranty.

4.2. This is a continuing guaranty and shall remain in full force and effect as to all of the Obligations until such date as all amounts owing by Company to Buyers shall have been paid in full in cash and all obligations of Company with respect to any of the Obligations shall have terminated or expired (other than contingent indemnification obligations) (such date is referred to herein as the “Termination Date”).

5. LIMITATION ON SUBROGATION

Until the Termination Date, each Guarantor waives any present or future right to which such Guarantor is or may become entitled to be subrogated to each Buyer’s rights against Company or to seek contribution, reimbursement, indemnification, payment or the like, or participation in any claim, right or remedy of a Buyer against Company or any security which a Buyer now has or hereafter acquires, whether or not such claim, right or remedy arises under contract, in equity, by statute, under common law or otherwise. If, notwithstanding such waiver, any funds or property shall be paid or transferred to a Guarantor on account of such subrogation, contribution, reimbursement, or indemnification at any time when all of the Obligations have not been paid in full, such Guarantor shall hold such funds or property in trust for Buyers and shall forthwith pay over to Buyers such funds and/or property to be applied by Buyers to the Obligations.

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6. COVENANTS

6.1. Subordination of Other Debts. Each Guarantor hereby subordinates the obligations now or hereafter owed by Company to such Guarantor (“Subordinated Debt”) to any and all obligations of Company to Buyers now or hereafter existing while this Guaranty is in effect, and hereby agrees that such Guarantor will not request or accept payment of or any security for any part of the Subordinated Debt, and any proceeds of the Subordinated Debt paid to a Guarantor, through error or otherwise, shall immediately be forwarded to Buyers by such Guarantor, properly endorsed to the order of Buyers, to apply to the Obligations.

6.2. Security for Guaranty. Each Guarantor’s obligations and liabilities evidenced by this Guaranty are also secured by all of the Collateral of the Guarantors pursuant to that certain Security Agreement by and between Guarantors and Buyers made of even date herewith (the “Security Agreement”). All of the agreements, conditions, covenants, provisions, representations, warranties and stipulations contained in the Security Agreement or any other Transaction Documents to which a Guarantor is a party which are to be kept and performed by a Guarantor are hereby made a part of this Guaranty to the same extent and with the same force and effect as if they were fully set forth herein, and each Guarantor covenants and agrees to keep and perform them, or cause them to be kept or performed, strictly in accordance with their terms.

7. EVENTS OF DEFAULT

Each of the following shall constitute a default (each, an “Event of Default”) hereunder:

7.1. The occurrence of any “Event of Default” (as defined in any of the Transaction Documents) under the Purchase Agreement, the Debentures or any other Transaction Documents, whether by Borrower or Guarantor;

7.2. A breach by a Guarantor of any term, covenant, condition, obligation or agreement under this Guaranty; and

7.3. Any representation or warranty made by any Guarantor in this Guaranty shall prove to be false, incorrect or misleading in any material respect as of the date when made.

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8. REMEDIES.

8.1. Upon an Event of Default, as provided in the Debentures or any other Transaction Document, all liabilities and obligations of each Guarantor hereunder shall become immediately due and payable without demand or notice and, in addition to any other remedies provided by law or in equity, the Requisite Holders may:

8.1.1. Enforce the obligations of a Guarantor under this Guaranty.

8.1.2. To the extent not prohibited by and in addition to any other remedy provided by law or equity, setoff against any of the Obligations any sum owed by Buyers in any capacity to a Guarantor whether due or not.

8.1.3. Perform any covenant or agreement of a Guarantor in default hereunder (but without obligation to do so) and in that regard pay such money as may be required or as the Requisite Holders may reasonably deem expedient. Any costs, expenses or fees, including reasonable attorneys’ fees and costs, incurred by Buyers in connection with the foregoing shall be included in the Obligations guaranteed hereby, and shall be due and payable on demand, together with interest at the highest non-usurious rate permitted by applicable law, such interest to be calculated from the date of such advance to the date of repayment thereof. Any such action by the Requisite Holders shall not be deemed to be a waiver or release of any Guarantor hereunder and shall be without prejudice to any other right or remedy of Buyers.

9. MISCELLANEOUS.

9.1. Disclosure of Financial Information. Each Buyer is hereby authorized to disclose any financial or other information about a Guarantor to any governmental authority having jurisdiction over such Buyer or to any present, future or prospective participant or successor in interest in the Debentures. The information provided may include, without limitation, amounts, terms, balances, payment history, return item history and any financial or other information about a Guarantor.

9.2. Remedies Cumulative. The rights and remedies of Buyers, as provided herein and in any other Transaction Document, shall be cumulative and concurrent, may be pursued separately, successively or together, may be exercised as often as occasion therefor shall arise, and shall be in addition to any other rights or remedies conferred upon Buyers at law or in equity. The failure, at any one or more times, of a Buyer to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

9.3. Integration. This Guaranty and the other Transaction Documents constitute the sole agreement of the parties with respect to the transactions contemplated hereby and thereby and supersede all oral negotiations and prior writings with respect thereto.

9.4. No Implied Waiver. No Buyer shall be deemed to have modified or waived any of its rights or remedies hereunder unless such modification or waiver is in writing and signed by such Buyer, and then only to the extent specifically set forth therein. A waiver in one event shall not be construed as continuing or as a waiver of or bar to such right or remedy on a subsequent event.

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9.5. No Third Party Beneficiary. Except as otherwise provided herein, Guarantors and Buyers do not intend the benefits of this Guaranty to inure to any third party and no third party (including Company) shall have any status, right or entitlement under this Guaranty.

9.6. Partial Invalidity. The invalidity or unenforceability of any one or more provisions of this Guaranty shall not render any other provision invalid or unenforceable. In lieu of any invalid or unenforceable provision, there shall be added automatically a valid and enforceable provision as similar in terms to such invalid or unenforceable provision as may be possible.

9.7. Binding Effect. The covenants, conditions, waivers, releases and agreements contained in this Guaranty shall bind, and the benefits thereof shall inure to, the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns; provided, however, that this Guaranty cannot be assigned by any Guarantor without the prior written consent of the Requisite Holders, and any such assignment or attempted assignment by a Guarantor shall be void and of no effect with respect to the Buyers.

9.8. Modifications. This Guaranty may not be supplemented, extended, modified or terminated except by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought. This Agreement does not permit implied amendments based upon course of dealing or silence or oral representations of any sort.

9.9. Sales or Participations. Each Buyer may from time to time sell or assign their Debenture, in whole or in part, or grant participations in their Debenture and/or the obligations evidenced thereby without the consent of Company or any Guarantor (other than as provided in the Purchase Agreement), provided, however, a Buyer shall provide written notice to Company and Guarantors of any such assignment or grant of participations. The holder of any such sale, assignment or participation, if the applicable agreement between a Buyer and such holder so provides, shall be: (a) entitled to all of the rights, obligations and benefits of such Buyer (to the extent of such holder’s interest or participation); and (b) deemed to hold and may exercise the rights of setoff or banker’s lien with respect to any and all obligations of such holder to Guarantors (to the extent of such holder’s interest or participation), in each case as fully as though Guarantors were directly indebted to such holder.

9.10. MANDATORY FORUM SELECTION. Any dispute arising under, relating to, or in connection with THIS GUARANTY or related to any matter which is the subject of or incidental to THIS GUARANTY, ANY OTHER TRANSACTION DOCUMENT, OR THE COLLATERAL (whether or not such claim is based upon breach of contract or tort) shall be subject to the exclusive jurisdiction and venue of the state and/or federal courts located in THE SOUTHERN DISTRICT OF NEW YORK. This provision is intended to be a “mandatory” forum selection clause and governed by and interpreted consistent with NEW YORK LAW. EACH GUARANTOR HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT HAVING IT SITUS IN SUCH DISTRICT, AND EACH GUARANTOR HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS.

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9.11. Notices. All notices, requests and demands to or upon Buyers or Guarantors, to be effective, shall be delivered in the manner and addressed at the applicable address set forth in the Purchase Agreement. Each Guarantor agrees and acknowledges that notice may be sent and delivered to the Company, as required under the Purchase Agreement, and such notice to the Company shall be deemed valid and effective notice to Guarantors hereunder.

9.12. Governing Law. This Guaranty shall be governed by and construed in accordance with the substantive laws of the State of New York without reference to conflict of laws principles.

9.13. Joint and Several Liability. The word “Guarantor” or “Guarantors” shall mean all of the undersigned persons, if more than one, and their liability shall be joint and several. The liability of the Guarantors shall also be joint and several with the liability of any other guarantor under any other guaranty.

9.14. Continuing Enforcement. If, after receipt of any payment of all or any part of the Obligations, a Buyer is compelled or reasonably agrees, for settlement purposes, to surrender such payment to any person or entity for any reason (including, without limitation, a determination that such payment is void or voidable as a preference or fraudulent conveyance, an impermissible setoff, or a diversion of trust funds), then this Guaranty shall continue in full force and effect or be reinstated, as the case may be, and each Guarantor shall be liable for, and shall indemnify, defend and hold harmless such Buyer with respect to the full amount so surrendered. The provisions of this Section shall survive the termination of this Guaranty and shall remain effective notwithstanding the payment of the Obligations, the cancellation, conversion or redemption of the Debentures, this Guaranty or any other Transaction Document, the release of any security interest, lien or encumbrance securing the Obligations or any other action which Buyers may have taken in reliance upon its receipt of such payment. Any cancellation, release or other such action shall be deemed to have been conditioned upon any payment of the Obligations having become final and irrevocable.

9.15. WAIVER OF JURY TRIAL. EACH GUARANTOR AGREES THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT BY A BUYER OR ANY GUARANTOR ON OR WITH RESPECT TO THIS GUARANTY OR ANY OTHER TRANSACTION DOCUMENT OR THE DEALINGS OF THE PARTIES WITH RESPECT HERETO OR THERETO, SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY. EACH BUYER AND EACH GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND INTELLIGENTLY, AND WITH THE ADVICE OF THEIR RESPECTIVE COUNSEL, WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. FURTHER, EACH BUYER AND EACH GUARANTOR WAIVE ANY RIGHT THEY MAY HAVE TO CLAIM OR RECOVER, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY SPECIAL, EXEMPLARY, PUNITIVE, CONSEQUENTIAL OR OTHER DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH GUARANTOR ACKNOWLEDGES AND AGREES THAT THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS GUARANTY AND THAT BUYERS WOULD NOT PURCHASE THE DEBENTURES IF THE WAIVERS SET FORTH IN THIS SECTION WERE NOT A PART OF THIS GUARANTY.

[ signature page follows ]

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IN WITNESS WHEREOF, the undersigned, intending to be legally bound, has duly executed and delivered this Guaranty Agreement as of the day and year first above written.

LIFEMD PR, LLC

Name:
Title:

[signature page to Guaranty Agreement (Corporate Guarantors)]

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IN WITNESS WHEREOF, the undersigned, intending to be legally bound, has duly executed and delivered this Guaranty Agreement as of the day and year first above written.

LegalSimpli Software, LLC

Name:
Title:

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